Consolidated Statements of Condition (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
ASSETS
Held to maturity securities, fair value	$ 6,396	$ 7,580
SHAREHOLDERS' EQUITY:
Capital stock, par value (in dollars per share)	$ 1	$ 1
Capital stock, shares authorized (in shares)	30,000,000	30,000,000
Capital stock, shares issued (in shares)	20,058,142	20,058,142
Capital stock, shares outstanding (in shares)	19,024,433	19,024,433
Treasury stock, at cost (in shares)	1,033,709	1,033,709